CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [*]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         KANSAS CITY / HARRISONVILLE, MO
                                SUPPLY AGREEMENT

                  THIS SUPPLY AGREEMENT ("Agreement") is entered into as of December 18, 1996 by and between OWENS-BROCKWAY PLASTIC PRODUCTS INC., a Delaware corporation, ("Owens") and USA DETERGENTS, INC., a[n] _____________ corporation ("USA").

                  NOW THEREFORE, in consideration of the mutual covenants and agreement set forth herein, the parties hereto covenant and agree to as follows:

                                    ARTICLE I
                              PRODUCTS AND SERVICES

                  Subject to the terms and conditions set forth herein, Owens agrees to manufacture and make available to USA drainback spout ("DBS") type bottles for use in USA's Harrisonville, Missouri fill plant (the "Facility") and USA agrees to purchase from Owens [*] of the Facility's requirements for DBS type bottles (sometimes referred to as "USA's DBS Package Requirements" or "Bottles"). All Bottles shall be stack packed in 30-pack transfer cartons provided by USA or other packing material as agreed to by the parties. The DBS Package is defined as a bottle, cup and spout all supplied by Owens.

                                   ARTICLE II
                          OWENS KANSAS CITY PRODUCTION

                  SECTION 2.1 SUPPLY TERM. The parties hereto agree that commencing April 30, 1997, and concluding November 30, 2002 (the "Initial Term"), Owens shall supply USA's DBS Package Requirements in whole pursuant to the terms and conditions of this Article II. At the end of the Initial Term, this Agreement shall automatically renew for [*] period unless either party gives the other party one hundred and eighty (180) days advance written notice prior to the expiration of the Initial Term, of its intent not to renew this Agreement. In the event USA elects not to renew the term of this Agreement, such election shall not be effective unless prior to the expiration of the Initial Term USA makes a payment to Owens in the amount of [*] to partially offset relocation cost of this specialized equipment, unless equivalent business can be secured by Owens from USA or another customer during the final 180 days of the term of the Agreement. Upon renewal and completion of the second term of this agreement, the [*] payment liability expires. In the event additional machines beyond the [*] machines are dedicated pursuant to Section 2.7, the parties agree to a one year extension to the term of this Agreement for each machine that is added.

                  SECTION 2.2 PLACEMENT AND DEDICATION OF MACHINE. On or before April 30, 1997 Owens shall install at its Kansas City, Missouri facility (the "Facility") [*] machine solely dedicated to manufacturing USA's DBS Package Requirements. Prior to September 30, 1997, Owens shall add a second RSW wheel machine, and a third RSW wheel machine with the estimated timing of fourth quarter 1997 / First quarter 1998 dependent on USA Detergents product demand. The dedicated RSW wheel machines described in this Section 2.2 shall be referred to in the singular as the "Dedicated Machine" or collectively as the "Dedicated Machines".

                  SECTION 2.3 MACHINE COMMITMENT FEE. The annual fee for each Dedicated Machine is set forth on attached Schedule "A" ("Machine Fee"). USA shall be billed the monthly Machine Fee on the first of each month beginning April 30, 1997 for each Dedicated Machine in service. Payments shall be due and payable by the 10th day of the month. After March 31, 1998 the Machine Fee may be increased by a maximum of [*] once each contract year, provided that ninety
(90) days advance written notification has been given and reasonable justification has been provided.

                  SECTION 2.4 CONVERSION PRICES. The conversion price for USA's Bottles is set forth on attached Schedule "A" ("Conversion Price"). The Conversion Price, exclusive of the cost of resin which is addressed in Section
2.5 below, shall be considered firm through March 31, 1998. After March 31, 1998, Bottle prices may be increased by [*] once each contract year, exclusive of resin, provided that ninety (90) days advance written notification has been given and reasonable justification has been provided. Pricing assumes that all regrind is reusable in Bottles.

                  SECTION 2.5 RESIN COST ADJUSTMENT. Prices for Bottles are based on resin prices as of July 15, 1996. Prices for resin are subject to change with thirty (30) days advance written notice. For each [*] change in Owens' cost of resin, selling prices for Bottles will be adjusted up or down at the rate of [*] Bottles. Pricing index will be based on Chem Data.

                  SECTION 2.6 F.O.B. POINT AND BILLING. DBS Package Requirements supplied pursuant to this Article II shall be F.O.B. [*].

                  SECTION 2.7 ADDITIONAL MACHINES. Additional machines may be dedicated to production of USA's DBS Package Requirements upon mutual written agreement by the parties hereto.

                                   ARTICLE III
                                  MISCELLANEOUS

                  The terms and conditions of this Article III shall apply to all transactions undertaken pursuant to this Agreement.

                  SECTION 3.1 PRODUCTION CAPACITY. Each Dedicated Machine is scheduled to operate a minimum of [*] machine operating days ("MOD's") annually. This schedule takes into account holidays, preventive maintenance, production downtime, etc. If USA needs Owens to manufacture on any holiday, USA will be responsible for all incremental costs incurred, including incremental time. This cost will be negotiated between USA and Owens. USA will be responsible for all additional cash or variable costs.

                  SECTION 3.2 TERMS OF PAYMENT. Except as otherwise set forth herein, payment under this Agreement shall be [*] days from the date of invoice. At Owens' sole discretion, interest may be charged for late payments in accordance with Owens' standard terms and conditions of sale described in
Section 4.12 below.

                  SECTION 3.3 SURGE CAPACITY/OPTION FOR ADDITIONAL DEDICATED MACHINES. Since USA agrees to purchase [*] of their DBS Package Requirements from Owens, Owens recognizes the need to provide USA with additional capacity for temporary business surges that exceed the production output of the Dedicated Machines as set forth above. The bottles would be priced at the non-machine fee price and sold F.O.B. plant of manufacture.

         A Owens also recognizes that USA may desire additional dedicated bottle machines to support its anticipated growth objectives. In that regard, Owens will use its best effort to obtain the necessary expansion capital to support USA's anticipated growth objectives, provided that USA will make firm long-term commitment to purchase that equivalent output from that Dedicated Machines to justify the investment. If Owens decides not to add capacity for USA, USA shall be able to move bottle requirements exceeding the existing Dedicated Machine capacity at the time to induce another supplier to service USA's bottle demand. If Owens decides not to add capacity for USA Detergents, the [*] payment in
Section 2.1 would be waived.

                  SECTION 3.4 FORCE MAJEURE. In the event of a force majeure condition affecting either party due to circumstances beyond either party's control which restricts or affects the performance of this agreement, Owens and USA, as the case may be, shall undertake its best efforts to remedy the situation by removing the cause of the problem. Such effort shall, however, not include the settlement of a strike or labor controversy by acceding to the demand(s) of the opposing party or parties. Where production is temporarily stopped, impeded, or reduced by a process or mold condition, Owens shall extend its best effort to make available production at an alternate facility, but such effort shall not be at the exclusion of Owens' or other DBS customers. Likewise, USA shall undertake its best efforts to resume full production as soon as possible. In either case, neither party will suffer at the expense of the other. Also, it is understood that a force majeure condition shall not excuse the payment of any outstanding billings for any packaging components due Owens. In the event of a strike, Owens will use its best efforts to fulfill its obligations under this Agreement during a work stoppage if one should occur.

                  SECTION 3.5 PRODUCTIVITY IMPROVEMENT/COST REDUCTIONS. Both Owens and USA agree that the success of the parties' mutual objectives depends upon continuing to improve the efficiency of the DBS package system and the use of the system by USA.

                  SECTION 3.6 CONDITIONS OF SALE. Except as inconsistent herewith, all Owens' standard terms and conditions of sale under which business is conducted shall apply, as set forth in Owens' order acknowledgment sent to USA from time to time.

                  SECTION 3.7 TERMINATION. This Agreement may be terminated by either party for material breach of the other party if such breach remains uncured for a period of [*] after receipt of written notification from the party alleging such breach.

                  SECTION 3.8 NOTICES. All notices or other communications required or permitted under this Agreement shall be in writing and shall be sent either (a) through the United States Postage Service, designated as registered or certified mail, return receipt requested and bearing adequate postage, (b) by means of an express delivery service if it obtains a written receipt to confirm delivery, (c) by hand delivery or (d) by facsimile transmission. Each such notice shall be effective upon the receipt thereof by the addressee. Rejection or refusal to accept or inability to deliver because of change of address of which no notice was given as provided herein shall be deemed to be receipt of the notice sent. By giving the other parties hereto at least seven (7) days notice thereof, any party hereto shall have the right from time to time and at any time while this Agreement is in effect to change its address for purposes of this Section 5.14, and each party shall have the right to specify as its address any other address within the continental United States of America.

Each notice or other communication shall be addressed, until notice of change of address as aforesaid, as follows:

            Owens:           Owens-Brockway Plastic Products Inc.
                             One SeaGate
                             Toledo, Ohio 43666
                             Attn: General Manager of Plastic Products
                             Fax # 419-247-8304

            with copy to:

                             Owens-Illinois, Inc.
                             Legal Department
                             One SeaGate
                             Toledo, Ohio 43666
                             Attn: General Counsel
                             Fax # (419) 247-1463

            Vendor:          U.S.A. Detergents, Inc.
                             1735 Jersey Avenue
                             North Brunswick, New Jersey 08902
                             Attn: Executive Vice President
                             Fax # 908-246-8833

                  SECTION 3.9 ASSIGNABILITY. [*].

                  SECTION 3.10 ARBITRATION. Any dispute, which can not be resolved through negotiations at the vice-president level, shall be finally resolved through arbitration in Chicago, Illinois under the rules of the American Arbitration Association. A written demand by either party shall be sufficient to initiate such proceedings.

                  SECTION 3.11      [*].

                  IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

OWENS-BROCKWAY PLASTIC                                        USA DETERGENTS, INC.
   PRODUCTS INC.
By:       /s/ David L. Andrulonis     12/12/96                By:         /s/ Frank Valdez
         --------------------------------------------                  --------------------------------------------

Title:   V.P.  and General Sales Manager                      Title:      President and COO
         --------------------------------------------                  --------------------------------------------

Date:    December 13, 1996                                    Date:       December 18, 1996
         --------------------------------------------                  --------------------------------------------

SCHEDULE A - PAGE 1

PRICE SCHEDULE FOR OWENS-BROCKWAY KANSAS CITY OPTION

                              [*]
                              KANSAS CITY PLANT

                              NICE N FLUFFY               XTRA
                              -------------               -----

Machine Fee / Year            [*]            [*]          [*]           [*]

MACHINE FEE / MONTH           [*]            [*]          [*]           [*]

Machine Fee / Day [*]         [*]            [*]          [*]           [*]

Estimated Pcs / Day           [*]            [*]          [*]           [*]

Annual Capacity / Machine     [*]            [*]          [*]           [*]

Bottle Weight                 [*]            [*]          [*]           [*]

Color                         [*]            [*]          [*]           [*]

Bottle Conversion             [*]            [*]          [*]           [*]

Spout                         [*]            [*]          [*]           [*]

Unitizing                     [*]            [*]          [*]           [*]

SPOUTED BOTTLE CONVERSION     [*]            [*]          [*]           [*]
"CONVERSION PRICE"

Implied Machine Fee           [*]            [*]          [*]           [*]

Total Bottle                  [*]            [*]          [*]           [*]

         Includes spout unitizing, resin effective 7/15/96.

         * Subject to resin cost adjustments set forth in Section 2.5 and annual increases occurring after [*] set forth in Section 2.3 and Section 2.4.

[*]                                 [*]     [*]      [*]

SCHEDULE A - PAGE 2

PRICE SCHEDULE FOR OWENS-BROCKWAY KANSAS CITY OPTION

                              [*]
                              KANSAS CITY PLANT

                              NICE N FLUFFY               XTRA
                              -------------               -----

Machine Fee / Year            [*]            [*]          [*]           [*]

MACHINE FEE / MONTH           [*]            [*]          [*]           [*]

Machine Fee / Day [*]         [*]            [*]          [*]           [*]

Estimated Pcs / Day           [*]            [*]          [*]           [*]

Annual Capacity / Machine     [*]            [*]          [*]           [*]

Bottle Weight                 [*]            [*]          [*]           [*]

Color                         [*]            [*]          [*]           [*]

Bottle Conversion             [*]            [*]          [*]           [*]

Spout                         [*]            [*]          [*]           [*]

Unitizing                     [*]            [*]          [*]           [*]

SPOUTED BOTTLE CONVERSION     [*]            [*]          [*]           [*]
"CONVERSION PRICE"

Implied Machine Fee           [*]            [*]          [*]           [*]

Total Bottle                  [*]            [*]          [*]           [*]

         Includes spout unitizing, resin effective 7/15/96.

         * Subject to resin cost adjustments set forth in Section 2.5 and annual increases occurring after [*] set forth in Section 2.3 and Section 2.4.

[*]                                 [*]     [*]      [*]

                     KANSAS CITY PACKOUT - RAMP UP SCHEDULE

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[*]              [*]        [*]         [*]          [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
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[*]                    [*]          [*]         [*]           [*]          [*]
-------------------------------------------------------------------------------

Difference between [*] and [*]

         1.  Impact of Layoff and Job Restructuring initially.
         2.  [*] - Start-up and Debug vs.  Existing Machine Conversion.
         3.  Possible Color Changes / SKU Changes vs.  [*].